UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2020

K12 Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 25, 2020, K12 Inc. (the “Company”) entered into the First Amendment to the Credit Agreement (the “First Amendment”) by and among the Company, as borrower, the guarantors named therein, the lenders named therein, and PNC Bank, National Association, as administrative agent (the “Agent”). The First Amendment amended the Credit Agreement, dated as of January 27, 2020, by and among the same parties (the “Credit Agreement”). The First Amendment was entered into to facilitate the Company’s offering of convertible senior notes due 2027 (the “notes”), as well as to make other amendments to the Credit Agreement described below.

The First Amendment provides for, among other things, a new financial covenant that requires the Company to maintain a Net Senior Secured Leverage Ratio (as defined in the First Amendment) of 2.50 to 1.00.  The First Amendment also permits the Company to issue the notes and to enter into certain capped call transactions in connection with the notes.

The foregoing description of the First Amendment is not intended to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On August 25, 2020, the Company issued a press release announcing an update on managed public school enrollments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 25, 2020, the Company also issued a press release announcing its intention to offer, subject to market conditions and other factors, the notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
10.1	First Amendment to Credit Agreement, dated August 25, 2020, by and among K12 Inc., the guarantors party thereto, the lenders party thereto, and PNC Bank, National Association, as administrative agent

99.1	Press release of K12 Inc., dated August 25, 2020, relating to managed public school enrollments

99.2	Press release of K12 Inc., dated August 25, 2020, relating to the launch of the offering of the notes

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

Date: August 25, 2020	By: /s/ Vincent W. Mathis
	Name:	Vincent W. Mathis
	Title:	Executive Vice President, General Counsel and Secretary